Exhibit 10.4
RESTRICTED STOCK UNIT AWARD AGREEMENT AMENDMENT NUMBER TWO
     THIS RESTRICTED STOCK UNIT AWARD AGREEMENT AMENDMENT NUMBER TWO (the “Amendment”) is made and entered into as of April 24, 2008, by and between LANCE, INC., a North Carolina corporation (the “Company”), and DAVID V. SINGER (the “Executive”).
Statement of Purpose
     The Company and Executive entered into a Restricted Stock Unit Award Agreement dated May 11, 2005 (the “RSU Agreement”). The parties have previously amended the RSU Agreement to re-designate certain “Cash-Settled Units” under the RSU Agreement as “Stock-Settled Units” pursuant to the Restricted Stock Unit Award Agreement Amendment dated April 27, 2006. The purpose of this Amendment is to amend the RSU Agreement for compliance with Section 409A of the Internal Revenue Code.
     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree that the RSU Agreement is amended effective as of the date hereof as follows:
     1. The following clause is added to the end of the second sentence of Section 5(a) of the RSU Agreement:
     “, but in no event later than 90 days after the fifth anniversary date.”
     2. The following clause is added to the end of the third sentence of Section 5(a) of the RSU Agreement (prior to the parenthetical):
     “, but in no event later than 90 days after the Executive’s termination of employment.”
     3. Section 11(c) of the RSU Agreement is amended in its entirety to read as follows:
“(c) Compliance with Section 409A of the Internal Revenue Code. This Agreement is intended to comply with Section 409A of the Internal Revenue Code, to the extent applicable. Notwithstanding any provisions herein to the contrary, this Agreement shall be interpreted, operated, and administered consistent with this intent. In that regard, any payments required by this Agreement in connection with the Executive’s termination of employment shall not be made earlier than six (6) months after the date of termination to the extent required by Code Section 409A(a)(2)(B)(i).”
     4. Except as expressly or by necessary implication amended hereby, the RSU Agreement shall remain in full force and effect.
[Signatures on Next Page]

     IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer, and Executive has hereunto set his hand, all as of the day and year first above written.

“Company” LANCE, INC.
By	s/ Earl D. Leake
Earl D. Leake
Senior Vice President

“Executive”
s/ David V. Singer
David V. Singer

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